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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): June 4, 2002

ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 W. 153rd Street, Orland Park, Illinois 60462
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (708) 349-3300

None
(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

        On June 4, 2002, Andrew Corporation (Andrew) completed the acquisition of Celiant Corporation (Celiant). Andrew acquired Celiant for total consideration of $470 million, consisting of $203 million in cash and 16,278,805 Andrew shares, valued at $267 million based on the February 15, 2002 closing price, the last trading day before the merger agreement was signed. Andrew funded the transaction with cash on hand and available lines of credit. The transaction was consummated pursuant to the Agreement and Plan of Merger by and among Celiant Corporation, Andrew Corporation and Ptolemy Acquisition Co., dated as of February 18, 2002. The amount of consideration was determined as a result of negotiations between Andrew and Celiant. Celiant was spun out of Lucent Technologies in June of 2001. Celiant designs, manufactures and markets radio frequency (RF) power amplifiers for use in wireless communications networks for cellular, PCS, 2G and 3G base stations. Andrew intends to integrate Celiant's operations with its own operations and to continue the design, manufacture and marketing of RF power amplifiers.

Item 7. Financial Statements and Exhibits

  (a)
  Financials Statements:

    Andrew will file the following financial statements by amendment to this filing within 60 days of this filing:

    Audited statement of assets acquired and liabilities assumed of the power amplifier product line of Lucent Technologies as of May 31, 2001 and September 30, 2000. Audited statement of revenues and direct expenses of the power amplifier product line of Lucent Technologies for the period from October 1, 2000 to May 31, 2001 and for the years ended September 30, 2000 and 1999.

    Audited balance sheet of Celiant Corporation as of September 30, 2001 and audited statements of income, change in stockholders' equity and cash flows for the period from inception (March 9, 2001) through September 30, 2001.

    Unaudited balance sheet of Celiant Corporation as of March 31, 2002 and unaudited statements of income and cash flows for the six months then ended.

  (b)
  Pro Forma Financial Statements

    Andrew will file the required pro forma financial statements by amendment to this filing within 60 days of this filing.

  (c)
  Exhibits
Exhibit 2.1
Agreement and Plan of Merger by and among Celiant Corporation, Andrew Corporation and Ptolemy Acquisition Co., dated as of February 18, 2002. The schedules and exhibits to this document are not filed herewith, but the registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.
Exhibit 4.1	Registration Rights Agreement, dated as of June 4, 2002, by and among Andrew Corporation and each stockholder of Celiant Corporation listed on the signature pages thereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: June 19, 2002	By:	/s/ CHARLES R. NICHOLAS
Charles R. Nicholas Vice Chairman and Chief Financial Officer

Index to Exhibits

Exhibit 2.1	Agreement and Plan of Merger by and among Celiant Corporation, Andrew Corporation and Ptolemy Acquisition Co., dated as of February 18, 2002. The schedules and exhibits to this document are not filed herewith, but the registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.
Exhibit 4.1	Registration Rights Agreement, dated as of June 4, 2002, by and among Andrew Corporation and each stockholder of Celiant Corporation listed on the signature pages thereto.

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits
SIGNATURE
Index to Exhibits